Exhibit 99.2

MAIN STREET BANKS, INC. AND SUBSIDIARIES

FINANCIAL HIGHLIGHTS

(Unaudited)

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Nine months ended September 30,
	2004	2004	2004	2003	2003	2004	2003
RESULTS OF OPERATIONS
Net interest income	$20,832,969	$20,219,242	$19,926,398	$19,340,399	$18,765,035	$60,978,609	$52,029,312
Net interest income (tax equivalent)	21,076,546	20,487,674	20,204,931	19,591,290	19,036,194	61,769,151	52,874,238
Provision for loan losses	1,602,500	1,310,000	1,561,000	1,241,000	1,146,000	4,473,500	3,994,000
Non-interest income	7,821,682	7,418,708	7,839,898	6,896,440	6,535,781	23,080,288	17,447,351
Non-interest expense	15,494,210	16,134,081	15,579,035	14,636,369	14,368,104	47,207,326	38,306,176
Net income	8,263,915	7,391,018	7,596,745	7,446,706	7,118,156	23,251,678	19,252,624

AVERAGE BALANCE SHEET DATA (in thousands)
Loans, net of unearned income	1,620,436	1,551,258	1,470,876	1,424,858	1,389,998	1,547,700	1,204,568
Investment securities	288,443	282,850	260,866	252,107	249,175	277,423	241,351
Earning assets	1,940,675	1,864,339	1,770,541	1,730,110	1,660,522	1,862,913	1,467,296
Total assets	2,176,797	2,096,734	1,986,972	1,946,136	1,869,759	2,089,597	1,623,571
Deposits	1,584,819	1,547,739	1,466,087	1,452,073	1,423,029	1,532,726	1,267,826
Shareholders’ equity	218,058	215,051	205,272	196,375	189,592	214,903	159,203

PER COMMON SHARE
Earnings per share - Basic	$0.43	$0.38	$0.39	$0.39	$0.38	$1.20	$1.10
Earnings per share - Diluted	$0.41	$0.37	$0.38	$0.38	$0.36	$1.16	$1.06
Book value per share as end of period	$11.10	$10.94	$11.14	$10.57	$10.25	$10.94	$10.25
End of period shares outstanding	20,021,823	19,381,000	19,340,676	18,981,340	18,933,178	19,381,000	18,933,178
Weighted average shares outstanding
Basic	19,428,145	19,351,343	19,280,882	18,951,688	18,913,088	19,353,729	17,512,489
Diluted	20,015,560	19,974,058	19,910,810	19,645,157	19,602,219	19,972,391	18,186,159

STOCK PERFORMANCE
Market Price:
Closing	$30.60	$28.10	$27.34	$26.52	$25.02	$30.60	$25.02
High	$30.60	$28.82	$27.50	$27.92	$26.00	$30.60	$26.00
Low	$26.46	$25.62	$24.90	$25.00	$23.37	$24.90	$18.45
Trading volume	1,755,400	2,010,000	1,703,700	1,630,300	1,022,400	5,469,100	3,529,200
Cash dividend per share	0.135	0.135	0.135	0.120	0.120	0.405	0.360
Dividend payout ratio	32.70%	36.48%	35.38%	31.66%	33.05%	34.79%	34.01%
Price to earnings	18.63	18.88	17.82	17.63	17.37	19.68	17.68
Price to book value	2.76	2.57	2.46	2.51	2.44	2.80	2.44

PERFORMANCE RATIOS
Return on average assets	1.52%	1.41%	1.53%	1.53%	1.52%	1.51%	1.59%
Return on average equity	15.16%	13.75%	14.80%	15.17%	15.02%	14.56%	16.20%
Average earning assets to average total assets	89.15%	88.92%	89.11%	89.20%	89.00%	88.95%	90.40%
Average loans as percentage of average deposits	102.25%	100.23%	100.33%	98.13%	97.68%	100.31%	95.00%
Net interest margin (tax equivalent)	4.32%	4.42%	4.59%	4.49%	4.55%	4.43%	4.82%
Average equity to average assets	10.02%	10.26%	10.33%	10.09%	10.14%	10.28%	9.81%
Non-interest income ratio	27.30%	26.84%	28.24%	26.29%	25.83%	27.46%	25.11%
Efficiency ratio	54.07%	58.38%	56.11%	55.79%	56.79%	56.16%	55.14%

ASSET QUALITY
Total non-performing assets	$5,845,129	$8,909,958	$7,077,688	$13,393,358	$12,221,400	$5,845,129	$12,221,400
Non-performing assets as a percentage of loans plus foreclosed assets	0.35%	0.56%	0.47%	0.93%	0.86%	0.35%	0.86%
Net annualized (charge-offs) recoveries as a percentage of average assets	0.11%	0.09%	0.15%	0.24%	0.19%	0.12%	0.23%
Reserve for loan losses as a percentage of loans, at end of period	1.47%	1.45%	1.47%	1.47%	1.47%	1.47%	1.47%

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Nine months ended September 30,
	2004	2004	2004	2003	2003	2004	2003
OPERATING EARNINGS - NON-GAAP
Net income	$8,263,915	$7,391,018	$7,596,745	$7,446,706	$7,118,156	$23,251,678	$19,252,624
Amortization of intangible assets, net	88,266	87,666	101,264	76,896	76,860	277,195	185,543
Job reductions	—	231,845	—	—	—	231,845	—
Contract buyout, net	—	172,366	—	—	—	172,366	—
Systems write-offs, net	—	342,104	—	—	—	342,104	—
Operating income	$8,352,181	$8,224,998	$7,698,009	$7,523,602	$7,195,016	$24,275,188	$19,438,167

Operating earnings per share
Basic	$0.43	$0.43	$0.40	$0.40	$0.38	$1.25	$1.11
Diluted	$0.42	$0.41	$0.39	$0.38	$0.37	$1.22	$1.07

Average tangible assets (in thousands)	$2,073,327	$1,993,288	$1,888,316	$1,851,095	$1,774,814	$1,942,071	$1,572,290
Average tangible equity (in thousands)	114,588	111,605	106,616	101,334	94,647	111,385	107,922

Operating return on average tangible assets	1.61%	1.65%	1.63%	1.63%	1.62%	1.66%	1.65%
Operating return on average tangible equity	29.16%	29.48%	28.88%	29.70%	30.41%	28.99%	24.06%

Non-interest expense	15,494,210	16,134,081	15,579,035	14,636,369	14,368,104	47,207,326	38,306,176
Net interest income	20,832,969	20,219,242	19,926,398	19,340,399	18,765,035	60,978,609	52,029,312
Non-interest income	7,821,682	7,418,708	7,839,898	6,896,440	6,535,781	23,080,288	17,447,351
Efficiency Ratio	54.07%	58.38%	56.11%	55.79%	56.79%	56.16%	55.14%

OPERATING BASIS
Non-interest expense	15,360,474	14,870,474	15,425,605	14,519,860	14,251,649	45,656,554	38,025,050
Net interest income	20,832,969	20,219,242	19,926,398	19,340,399	18,765,035	60,978,609	52,029,312
Non-interest income	7,821,682	7,418,708	7,839,898	6,896,440	6,535,781	23,080,288	17,447,351
Efficiency Ratio	53.61%	53.80%	55.56%	55.34%	56.33%	54.31%	54.73%

One-time Expenses (after tax)	88,266	833,980	101,264	76,896	76,860	1,023,510	185,543
One-time Expenses (pre-tax)	133,736	1,263,607	153,430	116,509	116,455	1,550,772	281,126

MAIN STREET BANKS, INC. AND SUBSIDIARIES

AVERAGE BALANCE SHEET

(Unaudited)

	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003
ASSETS
Cash and due from banks	$39,565,158	$38,220,151	$37,174,008	$38,074,607	$39,800,995
Interest-bearing deposits in banks	662,555	660,111	206,921	1,037,948	1,166,343
Federal funds sold and securities purchased under agreements to resell	1,037,646	357,846	13,733,915	35,288,778	1,812,613
Investment securities available for sale	276,497,775	270,851,196	249,633,094	248,724,785	248,487,509
Investment securities held to maturity	11,945,588	11,998,340	11,233,274	3,382,680	687,918
Other investments	24,140,813	21,352,832	20,172,234	18,799,718	14,659,477
Mortgage loans held for sale	5,954,007	7,860,559	4,685,417	3,841,104	7,258,692
Loans, net of unearned income	1,620,436,393	1,551,258,388	1,470,876,346	1,424,858,073	1,389,998,248
Allowance for loan losses	(23,402,241)	(22,505,292)	(21,409,245)	(20,816,925)	(20,335,059)
Loans, net	1,597,034,152	1,528,753,096	1,449,467,101	1,404,041,148	1,369,663,189
Premises and equipment, net	50,125,904	46,440,339	43,622,711	42,801,524	39,815,150
Other real estate	1,914,645	2,584,703	2,813,337	1,941,348	1,332,024
Accrued interest receivable	9,058,791	7,874,920	7,614,443	7,407,238	7,440,913
Goodwill and other intangible assets	103,470,116	103,445,869	98,655,805	95,040,910	94,944,727
Bank owned life insurance	41,191,340	41,471,029	37,904,493	35,462,722	34,875,340
Other assets	14,198,902	14,863,167	10,054,978	10,291,118	7,814,168
Total assets	$2,176,797,392	$2,096,734,158	$1,986,971,731	$1,946,135,628	$1,869,759,058

LIABILITIES
Total deposits	$1,584,818,716	$1,547,738,831	$1,466,086,785	$1,452,073,218	$1,423,029,046
Accrued interest payable	3,312,458	3,129,282	3,023,843	3,133,317	3,245,698
Federal Home Loan Bank advances	158,242,407	148,344,127	147,072,474	191,157,159	149,870,653
Federal funds purchased and securities sold under repurchase agreements	153,386,148	126,594,813	110,799,890	47,439,961	42,395,574
Trust preferred securities	—	—	—	50,000,000	50,000,000
Subordinated debt	51,547,000	51,547,000	50,000,000	—	—
Other liabilities	7,432,893	4,329,275	4,717,074	5,956,643	11,626,540
Total liabilities	1,958,739,621	1,881,683,328	1,781,700,066	1,749,760,298	1,680,167,511

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	107,626,919	107,346,374	102,361,167	99,587,649	97,619,793
Retained earnings	120,402,848	114,838,884	107,198,497	101,961,196	97,314,015
Accumulated other comprehensive income	(1,182,407)	1,655,161	4,501,139	3,615,380	3,445,861
Treasury stock	(8,789,589)	(8,789,589)	(8,789,138)	(8,788,895)	(8,788,122)
Total shareholders’ equity	218,057,771	215,050,830	205,271,665	196,375,330	189,591,547
Total liabilities and shareholders’ equity	$2,176,797,392	$2,096,734,158	$1,986,971,731	$1,946,135,628	$1,869,759,058

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEET

(Unaudited)

	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003
ASSETS
Cash and due from banks	$55,719,486	$42,090,671	$31,901,310	$39,839,060	$39,559,729
Interest-bearing deposits in banks	1,058,235	1,078,334	588,694	1,021,288	693,409
Federal funds sold and securities purchased under agreements to resell	24,410,000	713,000	5,644,000	31,819,619	15,919,619
Investment securities available for sale	282,814,235	272,596,604	263,304,831	247,391,640	247,867,031
Investment securities held to maturity	11,835,353	11,998,436	11,998,297	10,788,146	688,005
Other investments	23,040,424	23,876,638	19,205,358	19,651,370	17,081,869
Mortgage loans held for sale	6,931,843	6,221,181	7,208,105	5,670,625	6,490,437
Loans, net of unearned income	1,653,615,534	1,594,290,721	1,511,436,809	1,443,325,787	1,411,950,618
Allowance for loan losses	(24,256,034)	(23,118,946)	(22,150,651)	(21,151,987)	(20,765,377)
Loans, net	1,629,359,500	1,571,171,775	1,489,286,158	1,422,173,800	1,391,185,241
Premises and equipment, net	52,504,434	48,391,110	45,167,765	42,760,918	41,726,221
Other real estate	1,082,267	1,914,985	2,255,553	1,844,869	1,366,820
Accrued interest receivable	9,243,097	9,060,367	8,293,918	8,181,579	8,069,190
Goodwill and other intangible assets	103,392,163	103,514,753	103,381,314	96,237,492	94,919,932
Bank owned life insurance	41,528,162	41,006,405	41,595,547	35,773,237	35,274,639
Other assets	15,473,682	13,530,493	15,801,590	8,611,815	10,275,483
Total assets	$2,258,392,881	$2,147,164,752	$2,045,632,440	$1,971,765,458	$1,911,117,625

LIABILITIES
Total deposits	$1,630,286,409	$1,566,290,310	$1,530,979,973	$1,458,403,096	$1,437,640,769
Accrued interest payable	3,488,406	3,284,308	3,210,642	3,020,265	3,343,309
Federal Home Loan Bank advances	226,203,972	166,337,747	156,471,522	210,605,296	159,739,071
Federal funds purchased and securities sold under repurchase agreements	115,191,909	142,324,882	83,930,239	43,859,277	61,575,200
Trust preferred securities	—	—	—	50,000,000	50,000,000
Subordinated debt	51,547,000	51,547,000	51,547,000	—	—
Other liabilities	9,353,208	5,413,930	4,116,702	5,334,408	4,753,559
Total liabilities	2,036,070,904	1,935,198,177	1,830,256,078	1,771,222,342	1,717,051,908

SHAREHOLDERS’ EQUITY
Common stock-no par value per share	108,197,312	107,446,736	109,117,216	100,875,984	99,454,457
Retained earnings	121,717,798	116,073,951	109,299,987	104,539,042	99,132,523
Accumulated other comprehensive income	1,196,456	(2,764,523)	5,748,748	3,917,179	4,267,326
Treasury stock	(8,789,589)	(8,789,589)	(8,789,589)	(8,789,089)	(8,788,589)
Total shareholders’ equity	222,321,977	211,966,575	215,376,362	200,543,116	194,065,717
Total liabilities and shareholders’ equity	$2,258,392,881	$2,147,164,752	$2,045,632,440	$1,971,765,458	$1,911,117,625

MAIN STREET BANKS, INC. AND SUBSIDIARIES

LOAN AND DEPOSIT STRATIFICATION

(Unaudited)

	Third Quarter 2004	Second Quarter 2004	First Quarter 2004	Fourth Quarter 2003	Third Quarter 2003
LOAN PORTFOLIO
Real estate:
Residential Mortgage	$284,647,539	$282,754,653	$280,453,804	$269,357,951	$262,686,049
Construction	379,468,496	348,685,270	314,171,269	304,045,641	332,971,587
Commercial real estate	826,434,480	795,114,435	762,815,561	711,208,711	654,262,301
Commercial and Industrial	129,790,889	132,379,349	116,735,287	118,242,893	120,508,759
Consumer	35,901,922	37,602,059	39,063,480	41,649,590	42,206,090
Unearned income	(2,627,791)	(2,245,045)	(1,802,592)	(1,178,999)	(684,168)
Total loans	$1,653,615,534	$1,594,290,721	$1,511,436,809	$1,443,325,787	$1,411,950,618
Loan growth	3.7%	5.5%	4.7%	2.2%	2.1	%*
Loan growth, annualized	14.8%	22.0%	19.0%	8.9%	8.5	%*

DEPOSITS
Non-interest bearing demand	$236,808,861	$232,319,420	$227,159,637	$222,595,661	$218,655,715
Interest bearing demand	111,972,487	109,183,366	112,043,973	116,749,330	106,886,881
Money Market	346,698,652	347,395,886	313,554,963	266,913,040	287,898,967
Savings	40,705,887	40,307,875	40,074,116	40,000,806	39,182,173
Total transaction accounts	736,185,886	729,206,548	692,832,689	646,258,837	652,623,736
Public funds - transaction	132,267,045	90,423,130	101,844,740	115,258,296	84,061,089
Total low cost core deposits	868,452,931	819,629,677	794,677,429	761,517,133	736,684,825
Time deposits - public funds	14,012,373	15,991,062	17,565,349	10,741,662	21,788,712
Time deposits	747,821,105	730,669,570	718,737,195	686,444,301	679,167,232
Total deposits	$1,630,286,409	$1,566,290,310	$1,530,979,973	$1,458,703,096	$1,437,640,769
Deposit growth	4.1%	2.3%	5.0%	1.5%	2.3%

Percentage low cost core to total deposits	53.3%	52.3%	51.9%	52.2%	51.2%
Percentage growth of low cost core deposits	6.0%	3.1%	4.4%	3.4%	2.2	%*
Annualized growth of low cost core deposits	23.7%	12.6%	17.5%	13.6%	8.7	%*

*The acquisition of First Colony Bank was completed in the May of 2003

MAIN STREET BANKS, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENT OF INCOME

(Unaudited)

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Nine months ended September 30,
	2004	2004	2004	2003	2003	2004	2003
NET INTEREST INCOME
Loan, including fees	$26,735,589	$25,473,584	$24,781,842	$24,045,242	$23,774,469	$76,991,015	$64,127,176
Interest on investment securities:
Taxable	2,497,815	2,362,075	2,247,038	2,136,462	1,952,469	7,106,928	6,172,267
Non-taxable	365,183	388,746	417,657	376,992	413,969	1,171,586	1,294,256
Federal funds sold and repurchase agreements	8,657	3,751	30,399	75,418	3,982	42,807	70,502
Interest bearing deposits in banks	6,545	3,724	5,223	9,114	4,700	15,492	19,566
Interest on other investments	238,073	238,518	205,662	204,453	160,278	682,253	302,919
Total interest income	29,851,862	28,470,398	27,687,821	26,847,681	26,309,867	86,010,081	71,986,686

INTEREST EXPENSE
Interest-bearing demand and money market	1,764,824	1,828,848	1,322,218	1,288,087	1,533,317	4,915,890	4,447,123
Savings	61,766	73,775	88,707	89,583	80,733	224,248	258,919
Time deposits	4,756,612	4,470,715	4,463,088	4,261,858	4,179,155	13,690,415	11,429,801
Other time deposits	184,717	64,462	55,813	85,577	110,249	304,992	294,812
Federal funds purchased	561,511	333,018	34,701	36,153	19,308	929,230	40,037
Federal Home Loan Bank advances	876,478	663,793	866,258	795,729	679,715	2,406,529	1,473,855
Interest expense on junior subordinated debentures	637,085	574,946	574,946	580,102	580,096	1,786,977	872,504
Other	175,900	241,599	355,692	370,193	362,259	773,191	1,140,323
Total interest expense	9,018,893	8,251,156	7,761,423	7,507,282	7,544,832	25,031,472	19,957,374
Net interest income	20,832,969	20,219,242	19,926,398	19,340,399	18,765,035	60,978,609	52,029,312
Provision for loan losses	1,602,500	1,310,000	1,561,000	1,241,000	1,146,000	4,473,500	3,994,000
Net interest income after provision for loan losses	19,230,469	18,909,242	18,365,398	18,099,399	17,619,035	56,505,109	48,035,312

NON-INTEREST INCOME
Service charges on deposit accounts	2,165,224	2,023,191	1,880,521	2,069,881	2,092,139	6,068,936	5,690,302
Other customer service fees	276,909	352,392	356,795	396,098	388,960	986,096	1,148,287
Mortgage banking revenue	809,807	859,631	883,128	711,660	1,118,464	2,552,566	2,630,186
Investment brokerage revenue	133,479	185,330	315,080	30,758	88,616	633,889	232,719
Insurance agency revenue	2,514,479	2,370,375	2,771,701	1,252,337	1,188,538	7,656,555	3,604,646
Income from SBA lending	1,270,397	367,859	485,918	434,799	405,936	2,124,174	1,290,115
Other income	651,387	1,259,930	1,146,755	2,000,907	1,253,128	3,058,072	2,851,096
Total non-interest income	7,821,682	7,418,708	7,839,898	6,896,440	6,535,781	23,080,288	17,447,351

NON-INTEREST EXPENSE
Salaries and other compensation	7,999,790	7,688,444	8,041,199	6,956,283	6,799,573	23,729,433	18,617,678
Employee benefits	1,170,201	1,519,972	1,640,263	1,213,020	1,283,603	4,330,436	3,536,489
Net occupancy and equipment expense	2,090,931	2,208,378	1,859,695	2,003,525	1,772,929	6,159,004	4,657,344
Data processing fees	325,617	223,450	557,301	481,895	449,812	1,106,368	1,201,930
Professional services	911,953	583,177	438,395	363,319	824,785	1,933,525	1,786,574
Communications and supplies	1,027,203	1,027,631	1,050,888	1,168,727	983,575	3,105,722	2,567,578
Regulatory agency assessments	196,164	95,841	91,126	81,388	73,557	383,131	240,877
Amortization of intangible assets	122,591	121,758	140,644	106,800	106,750	384,993	257,699
Other expense	1,649,760	2,665,430	1,759,524	2,261,412	2,073,520	6,074,714	5,440,007
Total non-interest expense	15,494,210	16,134,081	15,579,035	14,636,369	14,368,104	47,207,326	38,306,176

Income before income taxes	11,557,941	10,193,869	10,626,261	10,359,470	9,786,712	32,378,071	27,176,487
Income tax expense	3,294,026	2,802,851	3,029,516	2,912,764	2,668,556	9,126,393	7,923,863
Net income	$8,263,915	$7,391,018	$7,596,745	$7,446,706	$7,118,156	$23,251,678	$19,252,624

EARNINGS PER SHARE
Basic	$0.43	$0.38	$0.39	$0.39	$0.38	$1.20	$1.10
Diluted	$0.41	$0.37	$0.38	$0.38	$0.36	$1.16	$1.06
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	19,428,145	19,351,343	19,280,882	18,951,688	18,913,088	19,353,729	17,512,489
Diluted	20,015,560	19,974,058	19,910,810	19,645,157	19,602,219	19,972,391	18,186,159
CASH DIVIDENDS PER SHARE	$0.135	$0.135	$0.135	$0.120	$0.120	$0.405	$0.360

MAIN STREET BANKS, INC. AND SUBSIDIARIES

SUMMARY OF INTEREST RATES (TAX-EQUIVALENT*)

(Unaudited)

	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Third Quarter	Nine months ended September 30,
	2004	2004	2004	2003	2003	2004	2003
EARNING ASSETS
Total interest earning assets (in thousands)	$1,940,675	$1,864,339	$1,770,541	$1,730,110	$1,660,522	$1,862,913	$1,466,854
Loans	6.55%	6.58%	6.68%	6.61%	6.70%	6.63%	7.00%
Investment securities	4.21%	4.20%	4.49%	4.36%	4.11%	4.28%	4.61%
Federal funds sold	1.18%	1.12%	1.01%	0.91%	1.14%	1.14%	1.26%
Loans held for sale	4.93%	4.57%	5.25%	5.50%	5.66%	4.88%	5.97%
FHLB stock & other	3.92%	4.43%	4.03%	4.36%	4.17%	3.51%	6.41%
Total interest earning assets	6.12%	6.14%	6.29%	6.21%	6.35%	6.17%	6.64%

INTEREST-BEARING LIABILITIES
Total interest-bearing liabilities (in thousands)	$1,947,994	$1,874,225	$1,773,959	$1,739,771	$1,664,361	$1,865,292	$1,450,294
Demand deposits	0.92%	0.92%	0.72%	0.68%	0.90%	0.85%	0.99%
Demand deposits - public funds	0.61%	1.05%	1.07%	0.95%	0.73%	0.94%	0.88%
Time deposits	2.59%	2.49%	2.49%	2.47%	2.44%	2.53%	2.52%
Retail repurchases	1.62%	1.69%	1.69%	1.71%	1.90%	1.67%	1.88%
Federal funds purchased	1.68%	1.37%	1.24%	1.25%	1.69%	1.24%	1.75%
Federal Home Loan bank advances	2.20%	1.80%	1.77%	1.78%	1.81%	2.12%	1.76%
Securities sold under agreement to repurchase	4.53%	4.57%	4.09%	4.09%	4.09%	4.35%	3.91%
Junior Subordinated debentures	4.92%	4.49%	4.55%	4.54%	4.54%	4.63%	4.47%
Net Cost of Funds	1.84%	1.77%	1.76%	1.71%	1.80%	1.79%	1.84%

NET INTEREST SPREAD
Interest earning assets less interest-bearing liabilities (in thousands)	$(7,319)	$(9,885)	$(3,418)	$(9,661)	$(3,839)	$(2,379)	$16,559
Yield on earning assets less cost of interest-bearing liabilities	4.28%	4.37%	4.53%	4.50%	4.55%	4.37%	4.80%

NET INTEREST MARGIN
Net interest income (tax equivalent) as a percentage of average earning assets	4.32%	4.42%	4.59%	4.49%	4.55%	4.43%	4.82%

*                 To make pre-tax income and resultant yields on tax-exempt investments comparable to those on taxable investments, a tax-equivalent adjustment has been computed using a federal income tax rate of 34%.